Exhibit 4(e)

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated August 30, 2002, is made between ONCOR ELECTRIC DELIVERY COMPANY (the "Company") and Barclays Capital Inc., J.P. Morgan Securities Inc., Siebert Brandford Shank & Co., L.L.C. and The Williams Capital Group, L.P. (collectively, the "Initial Purchasers," and each an "Initial Purchaser").

     This Agreement is made pursuant to the Purchase Agreement dated August 27, 2002 (the "Purchase Agreement"), between the Company, as issuer, and the Initial Purchasers, which provides for, among other things, the several sales by the Company to the Initial Purchasers of $200,000,000 principal amount of the Company's 5% Debentures due 2007 (the "2007 Debentures") and $800,000,000 principal amount of the Company's 7% Debentures due 2022 (the "2022 Debentures," and together with the 2007 Debentures, the "Debentures"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and the Initial Purchasers' direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.   Definitions.
          -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Additional Interest" shall have the meaning set forth in Section 2(e)
      -------------------
hereof.

     "Additional Interest Rate" shall have the meaning set forth in Section 2(e)
      ------------------------
hereof.

     "Advice" shall have the meaning set forth in the last paragraph of Section
      ------
3 hereof.

     "Applicable Period" shall have the meaning set forth in Section 3(t)
      -----------------
hereof.

     "Business Day" shall mean a day other than (i) a Saturday or a Sunday, (ii)
      ------------
a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Trustee's principal corporate trust office is closed for business.

     "Closing Date" shall mean the Closing Date as defined in the Purchase
      ------------
Agreement.

     "Company" shall have the meaning set forth in the preamble to this
      -------
Agreement.

     "2007 Debentures" shall have the meaning set forth in the preamble of this
      ---------------
Agreement.

     "2022 Debentures" shall have the meaning set forth in the preamble of this
      ---------------
Agreement.

     "Debentures" shall have the meaning set forth in the preamble of this
      ----------
Agreement.

     "Depositary" shall mean The Depository Trust Company, or any other
      ----------
depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

     "Effectiveness Period" shall have the meaning set forth in Section 2(b)
      --------------------
hereof.

     "Eligible Holder" shall have the meaning set forth in Section 2(a) hereof.
      ---------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Exchange 2007 Debentures" shall mean the 5% Debentures due 2007 containing
      ------------------------
terms identical to the 2007 Debentures (except that the Exchange 2007 Debentures will not contain registration rights or terms with respect to transfer restrictions under the Securities Act and will not provide for any Additional Interest to be payable with respect thereto).

     "Exchange 2022 Debentures" shall mean the 7% Debentures due 2022 containing
      ------------------------
terms identical to the 2022 Debentures (except that the Exchange 2022 Debentures will not contain registration rights or terms with respect to transfer restrictions under the Securities Act and will not provide for any Additional Interest to be payable with respect thereto).

     "Exchange Debentures" shall mean the Exchange 2007 Debentures and the
      -------------------
Exchange 2022 Debentures.

     "Exchange Offer" shall mean the offer by the Company to the Holders to
      --------------
exchange the Registrable Securities for a like principal amount of Exchange Debentures pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" shall mean a registration under the
      ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer
      -------------------------------------
registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.
      ---------------

     "Holders" shall mean the Initial Purchasers, for so long as they own
      -------
beneficial interests in any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

     "Indenture" shall mean the Indenture (For Unsecured Debt Securities)
      ---------
relating to the Debentures and the Exchange Debentures dated as of August 1,

2002 between the Company, as issuer, and The Bank of New York, as Trustee, as the same may be amended from time to time in accordance with the terms thereof.

     "Initial Purchaser(s)" shall have the meaning set forth in the preamble
      --------------------
of this Agreement.

     "Inspectors" shall have the meaning set forth in Section 3(n) hereof.
      ----------

     "Issue Date" shall mean the date of original issuance of the Debentures.
      ----------

     "Majority Holders" shall mean the Holders of a majority of the aggregate
      ----------------
principal amount of outstanding Debentures.

     "NASD" shall mean National Association of Securities Dealers, Inc. ----
      ----

     "Participating Broker-Dealer" shall have the meaning set forth in Section
      ---------------------------
3(t) hereof.

     "Person" shall mean an individual, partnership, corporation, trust or
      ------
unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration
      ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Purchase Agreement" shall have the meaning set forth in the preamble of
      ------------------
this Agreement.

     "Records" shall have the meaning set forth in Section 3(n) hereof.
      -------

     "Registrable Securities" shall mean the Debentures; provided, however, that
      ----------------------
Debentures shall cease to be Registrable Securities when (i) a Registration Statement with respect to the Debentures shall have been declared effective under the Securities Act and the Debentures shall have been disposed of pursuant to such Registration Statement, (ii) the Debentures shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) the Debentures shall have ceased to be outstanding, (iv) the Debentures shall have been exchanged for Exchange Debentures upon consummation of the Exchange Offer and are thereafter freely tradable by the holder thereof (other than an affiliate of the Company) or (v) two years (or such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar rule)) have elapsed since the date of original issuances of the Debentures.

     "Registration Default" shall have the meaning set forth in Section 2(e)
      --------------------
hereof.

     "Registration Expenses" shall mean any and all expenses incident to the
      ---------------------
performance of or the compliance by the Company with this Agreement, including,


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


without limitation: (i) all SEC or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Debentures or Registrable Securities) and compliance with the rules of the NASD in an amount not exceeding $15,000 in the aggregate, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement,
(iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company, of counsel for the Holders hereunder in connection with the Exchange Offer, and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any paying agent, exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities or the Exchange Debentures on any securities exchange or exchanges and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Company that covers any of the Exchange Debentures or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Rule 144(k) Period" shall mean the period of two years (or such shorter
      ------------------
period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section
      ------------------
2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement
      ----------------------------
of the Company pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "TIA" shall mean the Trust Indenture Act of 1939, as amended from time to
      ---
time.

     "Trustee" shall mean The Bank of New York, and any successor thereto, as
      -------
trustee under the Indenture.

     2.   Registration Under the Securities Act.
          -------------------------------------

          (a)  Exchange Offer.
               --------------

          To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, at the Company's cost, (i) cause to be filed with the SEC an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 270 days after the Issue Date and (iii) promptly offer the Exchange Debentures in exchange for surrender of the Debentures upon the effectiveness of the Exchange Offer Registration Statement, and consummate the Exchange Offer within 315 days after the Issue Date. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being understood that the objective of such Exchange Offer is to enable each Holder electing to exchange Registrable Securities for a like principal amount of Exchange Debentures (of the respective series) (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, acquires the Exchange Debentures in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Debentures) (any Holder meeting all such requirements, hereinafter an "Eligible Holder"), and to transfer such Exchange Debentures from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

          In connection with the Exchange Offer, the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents (together, the "Notice");

          (ii) use its reasonable best efforts to keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date Notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

          (iii) utilize the services of the Depositary for the Exchange Offer;

          (iv) permit Holders to withdraw, at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, any Debentures tendered for exchange by sending to the institution specified in the Notice, a telegram, telex, facsimile transmission or letter, received before aforesaid time, setting forth the name of such Holder, the principal amount of Debentures delivered for exchange, and a statement that such Holder is withdrawing his election to have such Debentures exchanged;

          (v) notify each Holder by means of the Notice that any Debenture not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Company shall:

          (i) accept for exchange all Debentures or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Debentures or portions thereof so accepted for exchange by the Company; and

          (iii) issue, and cause the Trustee to promptly authenticate and deliver to the Depositary (or if, the Exchange Debentures are in certificated form, each Holder), Exchange Debentures of the series and equal in principal amount to the respective series and principal amount of the Debentures surrendered by such Holder.

          Interest on each Exchange Debenture issued pursuant to the Registered Exchange Offer will accrue from the last date on which interest was paid on the Debenture surrendered in exchange therefor or, if no interest has been paid on such Debenture, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Company shall use its reasonable best efforts to complete the Exchange Offer as provided above. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC and that each Holder tendering Debentures for exchange shall be an Eligible Holder. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Debentures in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that (i) it is not an affiliate of the Company, (ii) the Exchange Debentures to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Debentures. Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the Exchange
Debentures: (1) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained based on the representations in clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K, the SEC standard instructions for filing forms under the Securities Act, if the resales are of Exchange Debentures obtained by such Holder in exchange for Debentures acquired by such Holder directly from the Company.

          Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Exchange Debentures held by Participating Broker-Dealers, and the Company shall have no further obligation to register the Registrable Securities (other than pursuant to Section 2(b)(iii)) pursuant to Section 2(b) of this Agreement.

          (b)  Shelf Registration.
               ------------------

          In the event that (i) the Company is not permitted to effect the Exchange Offer because of any change in law or in applicable interpretations of the staff of the SEC, (ii) for any other reason the Exchange Offer is not consummated on or prior to 315 days after the Issue Date, (iii) any Initial Purchaser so requests with respect to Debentures not eligible to be exchanged for Exchange Debentures in the Exchange Offer, (iv) any Holder (other than a Participating Broker-Dealer) is not permitted by applicable law or interpretations of the staff of the SEC to participate in the Exchange Offer or, in the case of any Holder (other than a Participating Broker-Dealer) that participates in the Exchange Offer, such Holder does not receive freely tradeable Exchange Debentures on the date of the exchange and any such Holder so requests, or (v) the Company so elects, the Company shall, for the benefit of the Holders, promptly deliver to the Holders and the Trustee written notice thereof and, at its cost, use its reasonable best efforts to have a Shelf Registration Statement covering continuous resales of the Debentures or the Exchange Debentures, as the case may be, declared effective by the SEC within the later of (i) 180 days after being required or requested to file a Shelf Registration Statement and (ii) 270 days after the Issue Date. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees promptly to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

          The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for the Rule 144(k) Period (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"). The Company shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement and notify each such Holder when the Shelf Registration has become effective. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c)  Expenses.
               --------

          The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          (d)  Effective Registration Statement.
               --------------------------------

          An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof (or a combination of the two) will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company will be deemed not to have used its reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

          (e)  Additional Interest.
               -------------------

          The Company will pay Additional Interest on the Debentures if:

          (i) the Exchange Offer Registration Statement (or, if a change in law or in applicable interpretations of the staff of the SEC does not permit Oncor to effect an Exchange Offer, the Shelf Registration Statement) is not declared effective by the SEC within 270 days after the Issue Date; or

          (ii) the Exchange Offer is not consummated within 315 days after the Issue Date (unless Oncor is not permitted to effect an Exchange Offer as specified in clause (i) above); or

          (iii) the Shelf Registration Statement (except as specified in clause
     (i)) is not declared effective by the SEC within the later of (x) 180 days after being requested to file a Shelf Registration Statement and (y) 270 days after the Issue Date; or

          (iv) (A) after the Exchange Offer Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective at any time during the Exchange Period or the Applicable Period, as the case may be, or (B) after the Shelf Registration Statement has been declared effective, such Registration Statement ceases to be effective or usable in connection with resales of Debentures at any time prior to the expiration of the Rule 144(k) Period (other than after such time as all Debentures have been disposed of thereunder or otherwise cease to be Registrable Securities) (each such event specified in (i) - (iv) of this Section 2(e), a "Registration Default").

Additional Interest will accrue on the Debentures and the Exchange Debentures, as the case may be, from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, or if earlier, the date on which all the Debentures may first be resold in reliance on Rule 144(k), at the rate of .50% per annum ("Additional Interest Rate"); provided, however, that the Additional Interest Rate may not exceed in the aggregate .50% per annum.

     Any amounts of Additional Interest due pursuant to Section 2(e) above will be payable in cash on the relevant payment dates for the payment of interest on the Debentures pursuant to the Indenture.

          (f)  Specific Enforcement.
               --------------------

          Without limiting the remedies available to the Holders, the Company acknowledges that any failure of the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the obligations of the Company under Section 2(a) and Section 2(b) hereof.

     3.   Registration Procedures.
          -----------------------

          In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified and on the appropriate form(s) under the Securities Act, which form(s) (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

and use its reasonable best efforts to cause such Registration Statement(s) to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Debentures, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advise such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders, (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities, (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto and (iv) furnish to each Holder of Registrable Securities either a summary of the terms of this Agreement or a copy of this Agreement;

          (d) in the case of a Shelf Registration, to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this

Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) file annual reports or comply with any other requirements deemed in its reasonable judgment to be unduly burdensome;

          (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom the Company has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Debentures and are required to deliver Prospectuses, promptly notify each Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Debentures to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose,
(iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement, if any, cease to be true and correct in all material respects, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) when the Company reasonably determines that a post-effective amendment to the Registration Statement would be appropriate;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

          (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities or the Initial Purchasers on behalf of such Holders available for reasonable discussion of such document;

          (k) obtain a CUSIP number for each series of Exchange Debentures, no later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Debentures or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

          (l) cause the Indenture, if required by the TIA, to be qualified under the TIA in connection with the registration of the Exchange Debentures or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

          (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and consistent with the terms of the Purchase Agreement and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is with respect to an underwritten offering, if requested by (x) any Initial Purchaser, in the case where such Initial Purchaser holds Registrable Securities acquired by such Initial Purchaser as part of the Initial Purchasers' initial distribution and (y) other Holders of Debentures covered thereby: (i) make such representations and warranties to

Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinions may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of such underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72 and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement or, as and to the extent required thereunder and as consistent with the terms of, the Purchase Agreement;

          (n) if (1) a Shelf Registration is filed pursuant to Section 2(b) hereof or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Debentures during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable the Inspectors to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of all such parties by the Company's-designated Holders' counsel, at the expense of such parties as described in Section 2(c) hereof. Records of the Company and its subsidiaries, which the Company determines, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, provided that the Company shall be consulted prior to any such disclosure, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it or any Inspector retained by it as a result of such inspections shall be deemed confidential and shall not be used by it or any Inspector retained by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its security holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 60 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statement shall cover said 12-month periods;

          (p) upon consummation of an Exchange Offer, if requested by the Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Debentures, (ii) each of the Exchange Debentures constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (with customary exceptions) and (iii) the Indenture has been duly qualified under the TIA, or no such qualification is required by the TIA;

          (q) if an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company ), in exchange for the Exchange Debentures, mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Debentures, and in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

          (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities covered by a Registration Statement contemplated hereby;

          (s) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

          (t)  (A) in the case of the Exchange Offer Registration Statement (i)
(a) indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any broker or dealer registered under the Exchange Act who holds Debentures that are Registrable Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Registrable Securities acquired directly from the Company) (such broker or dealer, a "Participating Broker-Dealer"), may exchange such Debentures pursuant to the Exchange Offer; however, such Participating Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Debentures received by such Participating Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Participating Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement and (b) include in such "Plan of Distribution" section all other information with respect to such resales by Participating Broker-Dealers that the SEC may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Exchange Debentures held by any such Participating Broker-Dealer except to the extent required by the SEC as a result of a change in policy announced after the date of this Agreement, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of the Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Debentures covered by the Prospectus or any amendment or supplement thereto), (iii) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Debentures; provided, however, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period") and (iv) include in the related letter of transmittal or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

               "If the exchange offeree is a broker-dealer holding
          Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Debentures received in respect of such Registrable Securities pursuant to the Exchange Offer,"
and (y) a statement to the effect that by a Participating Broker-Dealer making the acknowledgement described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

               (B) in the case of any Exchange Offer Registration Statement, deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by the Initial Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchasers or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officer's certificate containing certifications substantially similar to those set forth in the certificate delivered pursuant to Section 8(c) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form as permitted by Statement on Auditing Standards No. 72. Each of the foregoing shall be consistent with the terms of the Purchase Agreement.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall not have any obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

     In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in
Section 3(t) hereof, are seeking to sell Exchange Debentures and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Debentures, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Debentures, as the case may be, pursuant to a Registration Statement, the Company shall file and use its best efforts to have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

     4.   Indemnification.
          ---------------

          (a) In connection with any Registration Statement, the Company shall indemnify and hold harmless each Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Securities, each Participating Broker-Dealer, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act (each an "Indemnified Party") from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Indemnified Party for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus, or in a Registration Statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 4 as to any Indemnified Party shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Party expressly for use in connection with the preparation of a Registration Statement or the related Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee under the TIA; and provided further, that the indemnity agreement contained in this Section 4 with respect to the related Prospectus or any amendment or supplement thereto, (if the Company shall have furnished any amendment or supplement thereto) shall not inure to the benefit of any Indemnified Party on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Registrable Securities to any person if a copy of the related Prospectus (exclusive of any documents incorporated by reference) shall not have been given or sent to such person by or on behalf of such Indemnified Party with or prior to the written confirmation of the sale involved unless, with respect to the delivery of any amendment or supplement to the Prospectus, the alleged omission or alleged untrue statement was not corrected in such amendment or supplement at the time of such written confirmation. The indemnity agreement of the Company contained in this Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Indemnified Party, and shall survive the registration of the Registrable Securities.

          (b) Each Holder shall indemnify, defend and hold harmless the Company and any underwriter and other selling Holder, and their respective officers and directors, and each person who controls the Company or any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or the related Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder, expressly for use in connection with the preparation of a Registration Statement or the related Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Holders contained in this Section 4 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company, any underwriter, or any other selling Holder, or their respective directors or officers, or any such controlling person, and shall survive the registration of the Registrable Securities; provided, however, that, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to a Registration Statement.

          (c) The Company and the Holders each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent such indemnifying party or parties is/are not materially prejudiced as a result of such failure to notify and in any event shall not relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose reasonable fees and expenses shall be paid by such indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). The Company and the Holders each agree that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

          (d) If the indemnification provided for in (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect the (i) relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, the relative benefits received by each indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Registrable Securities pursuant to this Agreement, and any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Holders agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not taken account of the equitable consideration referred to above. Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute in excess of the amount equal to the excess of (i) the net proceeds received by such Holder from the sale of Registrable Securities by it to Eligible Holders, over (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Holder to contribute pursuant to this Section 4 are several and not joint and shall not exceed the same proportion of all contributions of Holders required hereunder as such Holder's Registrable Securities sold pursuant to the Registration Statement is of the total amount of Registrable Securities sold pursuant to the Registration Statement.

     5.   Participation in Underwritten Registrations.
          -------------------------------------------

          No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

     6.   Selection of Underwriters.
          -------------------------

          The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

     7.   Miscellaneous.
          -------------

          (a)  Rule 144 and Rule 144A. To the extent the Company is subject to
               ----------------------
the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder. To the extent the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to prospective purchasers as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and take such further action as any Holder of Registrable Securities may reasonably request and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b)  No Inconsistent Agreements. The Company has not entered into nor
               --------------------------
will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (c)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided no departure with respect to the provisions of
Section 4 hereof shall be effective as against any Holder of Registrable Securities without the consent of such Holder. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company and the Trustee, to cure any ambiguity, correct or supplement any provision of this Agreement that may be defective or inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement and shall not adversely affect the interests of the Holders in any material respect, (ii) without the consent of any Holder of Registrable Securities, this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and the Trustee to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the staff of the SEC) or any change therein and
(iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by the Company and the Trustee.

          (d)  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the addresses set forth in the Purchase Agreement and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (e)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors, assigns and transferees of each Initial Purchaser, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such

Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (f)  Third Party Beneficiary. Each Initial Purchaser shall, when it no
               -----------------------
longer holds any beneficial interest in Debentures or Exchange Debentures, be a third party beneficiary of the agreements made hereunder among the Company and the Holders and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (g)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)  Headings.  The headings in this  Agreement are for  convenience
               --------
of reference only and shall not limit or otherwise affect the meaning hereof.

          (i)  GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN
               -------------
MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (j)  Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k)  Securities Held by the Company or its Affiliates. Whenever the
               ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                ONCOR ELECTRIC DELIVERY COMPANY



                                By: /s/ Kirk R. Oliver
                                   --------------------------------------------
                                   Name:  Kirk R. Oliver
                                   Title: Treasurer and Assistant Secretary



Accepted and delivered as of
the date first above written:


BARCLAYS CAPITAL INC.



By: /s/ Andrew Schaeffer
   -----------------------------------------
   Name:  Andrew Schaeffer
   Title: Managing Director

as Representative of the Initial
  Purchasers

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